Exhibit 21.1

EMERA INCORPORATED SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Organization
Nova Scotia Power Inc.	Nova Scotia
Emera Utility Services Inc.	New Brunswick
NSP Pipeline Management Ltd.	Nova Scotia
NSP Pipeline Inc.	Nova Scotia
NSP US Holdings Inc.	Nova Scotia
Scotia Holdings Inc.	Delaware
Nova Power Holdings Inc.	Delaware
Scotia Power U.S., Ltd.	Delaware
Emera Energy Inc.	Nova Scotia
Emera US Holdings Inc.	Delaware
BHE Holdings Inc.	Delaware
Emera Maine	Maine
Bangor Var Co., Inc.	Maine
East Branch Improvement Company	Maine
Pleasant River Gulf Improvement Company	Maine
Bangor Fiber Co., Inc.	Maine
Bangor Line Co.	Maine
Emera Energy U.S. Subsidiary No. 1, Inc.	Delaware
Emera Energy U.S. Subsidiary No. 2, Inc.	Delaware
Emera Energy Services, Inc.	Delaware
Emera Investments LLC	Delaware
3081922 Nova Scotia Ltd.	Nova Scotia
Emera Brunswick Pipeline Company Ltd.	Corporations Canada
Emera Energy Services Subsidiary No. 1 LLC	Delaware
Emera Energy Services Subsidiary No. 2 LLC	Delaware
Emera Energy Services Subsidiary No. 3 LLC	Delware
Emera Energy Services Subsidiary No. 4 LLC	Delware
Emera Energy Services Subsidiary No. 5 LLC	Delaware
Emera Energy Services Subsidiary No. 6 LLC	Delaware
Emera Energy Services Subsidiary No. 7 LLC	Delaware
Emera Energy Services Subsidiary No. 8 LLC	Delaware
Emera Energy Services Subsidiary No. 9 LLC	Delaware
Emera Energy Services Subsidiary No. 10 LLC	Delaware
Emera Caribbean Holdings Limited	Barbados
3215679 Nova Scotia Company	Nova Scotia
Emera Bear Swamp Holdings LLC	Delaware
Emera Borrco No. 2, LLC	Deleware
3229058 Nova Scotia Company	Nova Scotia
Emera Borrco No. 3, LLC	Delaware
Emera St. Lucia Ltd.	Barbados
Bayside Power Inc.	New Brunswick
Bayside Power Limited Partnership	New Brunswick
3240384 Nova Scotia Ltd.	Nova Scotia
ICD Utilities Ltd.	Bahamas
Grand Bahama Power Company Ltd.	Bahamas
Emera Newfoundland & Labrador Holdings Incorporated	Newfoundland and Labrador
Northeast Wind Holdings LLC	Delaware

GB Island Real Estate Ltd.	Bahamas
Emera (Barbados) Holdings No. 2 Inc.	St. Lucia Registry
Emera (Caribbean) Incorporated	Barbados
The Barbados Light & Power Company Limited	Barbados
The Barbados Light & Power Co. Ltd. Self Insurance Fund	Barbados
ENL Island Link Inc.	Newfoundland and Labrador
NSP Maritime Link Inc.	Newfoundland and Labrador
3264956 Nova Scotia Ltd.	Nova Scotia
3261481 Nova Scotia Company	Nova Scotia
Emera Borrco No. 4, LLC	Delaware
Emera Borrco No. 5, LLC	Delaware
Emera Energy Generation Inc.	Delaware
Emera Utility Services (Bahamas) Limited	Bahamas
3267654 Nova Scotia Ltd.	Nova Scotia
LPH Caribbean Holdings Ltd.	Barbados
Emera Caribbean Renewables Ltd.	Barbados
Dominica Power Holdings Ltd.	Saint Lucia
Dominica Electricity Services Ltd.	Dominica
Maritime Link (NL) Transmission Construction Employers’ Association Inc. (Non-Profit)	Newfoundland and Labrador
Brooklyn Power Corporation	Canada
Emera Energy Generation II LLC	Delaware
Emera CNG Holdings, Inc.	Delaware
Emera CNG, LLC	Delaware
Rumford Power Inc.	Delaware
Tiverton Power LLC	Delaware
Bridgeport Energy LLC	Delaware
Clean Power Northeast Development Inc.	Delaware
EEI Assist (2014) Inc.	Nova Scotia
EBP Assist (2014) Inc.	Nova Scotia
EEG General Partner Inc.	Nova Scotia
EEG (U.S.) Limited Partnership	Delaware
Emera Reinsurance Limited	Barbados
EEG ULC No. 8 Company	Nova Scotia
Emera (BL&P) SIF Inc.	Saint Lucia
Emera Borrco No. 6, LLC	Delaware
EEG No. 1, LLC	Delaware
Emera Brunswick Holdings Inc.	Nova Scotia
Emera U.S. Services Inc.	Delaware
TECO Energy, Inc.	Florida
Emera Holdings NS Company	Nova Scotia
St. Vincent Geothermal Holdings Ltd.	Saint Lucia
St. Vincent Geothermal Company Limited	St. Vincent
Emera Energy Services Subsidiary No. 11 LLC	Delaware
Emera Energy Services Subsidiary No. 12 LLC	Delaware
Emera Energy Services Subsidiary No. 13 LLC	Delaware
Emera Energy Services Subsidiary No. 14 LLC	Delaware

Emera Energy Services Subsidiary No. 15 LLC	Delaware
Finco. St. Lucia Ltd.	Saint Lucia
Emera US Finance General Partner Inc.	Nova Scotia
Emera US Finance LP	Delaware
Emera US Finance Assist Company	Nova Scotia
Emera US Finance No. 1, LLC	Delaware
EUSHI Finance, Inc.	Delaware
EUSHI Finance Assist, Inc.	Delaware
EUSHI Finance Assist Company	Nova Scotia
EUSHI Finance No. 1, LLC	Delaware
Emera (Barbados) Holdings No. 3 Inc.	Barbados
TECO EnergySource, Inc.	Florida
TECO Wholesale Generation, Inc.	Florida
Peoples Gas System (Florida), Inc.	Florida
Tampa Electric Company	Florida
TECO Services, Inc.	Florida
TECO Energy Foundation, Inc.	Florida
TECO Diversified, Inc.	Florida
TECO Finance, Inc.	Florida
TECO Investments, Inc.	Florida
TECO Oil & Gas, Inc.	Florida
TECO Pipeline Holding Company, LLC	Florida
TECO Clean Advantage Corporation	Florida
New Mexico Gas intermediate, Inc.	Delaware
New Mexico Gas Company, Inc.	Delaware
SeaCoast Gas Transmission, LLC	Delaware
TECO Coalbed Methane Florida, Inc.	Florida
TECO Properties Corporation	Florida
TECO Gemstone, Inc.	Florida
TECO Partners, Inc.	Florida
TEC Receivables Corp.	Delaware
TECO Guatemala, Inc.	Florida
TECO Guatemala Holdings, LLC	Delaware
TECO Guatemala Holdings II, LLC	Florida
Lamberts Holdings Limited	Barbados
Emera Energy General Partner Inc.	Nova Scotia
3299940 Nova Scotia Company	Nova Scotia
Emera Energy Limited Partnership	Nova Scotia
Emera Energy Capacity (2016) Inc.	Nova Scotia
The Barbados Light & Power (2015) Self Insurance Fund	Barbados

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